                                                                  Exhibit 10.8.1


                             AMENDMENT NUMBER THREE
                                     to the
              MASTER SERVICES AGREEMENT ("Agreement"), as amended,
                                     between
             Payment One Corporation (f.k.a. eBillit, Inc.)("PAY1")
                                       and
                  and National Online Services Inc. ("Client")
                                      dated
                                 March 30, 2001



         WHEREAS, Clients Billing Transactions have been the subject of LEC-reported End-User complaints, in some cases, exceeding LEC-imposed thresholds for such complaints; and


         WHEREAS, Client acknowledges that excessive End-User complaints increase PAY1's administrative costs as well as threaten PAY1's Billing Contracts with LECs and a loss or interruption of such Billing Contracts could result in irreparable harm to PAY1.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree, effective as of May 1, 2003 ("Amendment Date"), as follows:

         1. All capitalized terms not defined herein shall have the meaning ascribed to them under the Agreement.


         2. The "End-User Adjust" fee element of Exhibit II-D to the Agreement is hereby amended to be $50.00 per event (such events the "Chargeable LEC Inquiries") to a maximum of $150,000 per month. In the event that, for any two consecutive months, the total quantity of Chargeable LEC Inquiries exceeds 3,000, then, as liquidated damages and not as a penalty, Client shall pay an additional fee of $50,000. Notwithstanding the foregoing, if Client's Billing Transactions produce less than 1.3% Chargeable LEC inquiries (measured as current month events divided by prior month's unique BTNs) for two consecutive months, then the "End-User Adjust" fee element of
                  Exhibit II-D shall be restored to the LEC pass-through rates effective with the month in which such goal is reached and for each month thereafter where such goal is maintained.


        3. In the event that billing restrictions are Imposed on Client's Billing Transactions for any Account covered under the Agreement, including but not limited to, limitations on new record submission, recurring record submission or volume of records submitted, then the provisions of paragraph 2, above, will not apply during the period of such restriction for billing records that apply for the geographic/LEC region of the restriction.






PaymentOne NOS Amend MSA 3 6-11-03 Rev B -CONFIDENTTAL -             Page 1 of 2

         4. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this amendment to the Agreement to be effective as of the date first set forth above.

PaymentOne Corporation                            National Online Services, Inc.


BY: __/s/__[ILLEGIBLE]______                      BY: __/s/__[ILLEGIBLE]______
NAME: _____[ILLEGIBLE]______                      NAME: _____[ILLEGIBLE]______
TITLE: _______CEO___________                      TITLE: _____President_______
DATE: ______6-12-03_________                      DATE: ______6-12-03_________




PaymentOne NOS Amend MSA 3 6-11-03 Rev B -CONFIDENTTAL -             Page 2 of 2

                              AMENDMENT NUMBER TWO
                                     to the
              MASTER SERVICES AGREEMENT ("Agreement"), as amended,
                                    between
              PaymentOne Corporation (f.k.a. eBillit Inc.) ("EBI")
                                      and
                  and National Online Services, Inc. ("Client")
                                     dated
                                 March 30, 2001



The parties hereto agree, effective as of December 1, 2002 ("Amendment Date"), as follows:

1. All capitalized terms not defined herein shall have the meaning ascribed to them under the Agreement.

2. Exhibit "B" to the Agreement is hereby amended by replacing it entirely with the attached Exhibit "B".

3. Section 2 of the Agreement is hereby amended to add Service Options for DirectBill Services, Credit Card Processing and Automated Clearing House (ACH), which are more fully described on the respective Schedules III, IV and V attached hereto together with applicable Exhibits thereto.

4. Four overlay documents (each an "Overlay") are attached to this Amendment Number Two to the Agreement, and each Overlay identifies an affiliate of Client and its authorized signatory. Each Overlay shall establish a Master Services Agreement between EBI and such affiliate, with terms and conditions identical to those agreed to by EBI and Client in the Agreement, as amended on October 1, 2002 and December 1, 2002. Each affiliate shall be responsible for its contractual obligations with respect to its individual Account only; however, the Client, National Online Services, Inc., shall bear overall responsibility for any aggregate minimum commitments hereunder.

4. This Agreement, as amended, shall terminate as of March 30, 2005 unless otherwise extended by mutual consent of the parties. All other terms and conditions of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties have executed this amendment to the Agreement to be effective as of the date first set forth above.

PaymentOne Corporation                   National Online Services, Inc.


BY: /s/ Joe Lynn                         BY: /s/ William D. Rhodes, Jr.
    ------------------                       --------------------------
NAME: Joe Lynn                           NAME: William D. Rhodes, Jr.
      ----------------                         ------------------------
TITLE: CEO                               TITLE: President
       ---------------                          -----------------------
DATE: 12/9/02                            DATE: 12/6/02
      ----------------                         ------------------------


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 1 of 17

                                   EXHIBIT "B"
                                      Fees

The following Fees shall apply:


   1) Phone Bill Services (Telco Billing)

      a) Initial Account Setup Fee: (Paid in full)            $5,000.00 one time

         - Additional Accounts (Waived for up to two Accounts)    $1,500.00 each

      b) EBI Processing Fee for Monthly Recurring charges ("425001" records):

         Gross Dollars Deposited each Month times 3%

      c) EBI Processing Fee for 1+ toll charges ("01xx01" records):

         Billing
         Transactions
         Deposited Monthly     Fee: Greater of:

         First   100,000       $0.0475 per Transaction or 1% of billed amount
         Next    200,000       $0.0425 per Transaction or 1% of billed amount
         Next    300,000       $0.0375 per Transaction or 1% of billed amount
         Next    400,000       $0.0325 per Transaction or 1% of billed amount
         All Remaining         $0.0275 per Transaction or 1% of billed amount

   Note: The total EBI Processing Fee for each Deposit Month shall be the greater of: i) the fees calculated in parts b) and c), above; ii) $0.85 per unique monthly recurring charge; or iii) a minimum monthly fee based on the Deposit Months and amounts set forth in the following schedule:

            January 2003 and February, 2003        -        $16,500/Mth
            March, 2003 and April, 2003            -        $18,500/Mth
            May 2003 and June, 2003                -        $20,500/Mth
            July, 2003 and thereafter              -        $22,500/Mth

         The minimum monthly fee, above shall cover the first six (6) Accounts established by Client to include the following affiliated entities:
         National Online Services, Inc., Liberty Online Services, Inc., AmeriLinc, Inc., SBA Online Inc., and Epixtar Communications Corp. Each additional Account shall require an additional $5,000 in minimum monthly fee commitment.


    2) End-User Inquiry

       a) Oral End-User Inquiry                      $    3.95 each

       b) Referral (live agent)                      $    2.00 each

       c) Transferred or auto-referred               $    0.11 per minute

       d) Written End-User Inquiry                   $    50.00 each

       e) Written regulatory complaints              $   150.00 each

       f) Adjustment record processing               $    0.50 each


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 2 of 17

    3) DirectBill Services (Client-Branded Billing)

         a) Initial Invoice Fee (per Invoice)*                $ 1.89 each

                           * Includes: 2-page invoice generation (printed front and back), rating, printing, postage, lock-box administration, posting of adjustments and payments, account maintenance, and settlement of funds.


         b) Additional Invoice Pages                          $ 0.19 each


         c) Minimum Monthly Invoicing Fees - Waived for first DirectBill Account, $5,000 per Account/month thereafter.

         d) Startup/Account Setup Fee (per Account)           $15,000 one time

         e) Dunning Notices (optional)                        $ 0.80 each


         f) Custom Development (subject to Client approval)   TBD

    4) Credit Card Processing

         a) Application Fee (per Account)                     $ 100 one time

         b) Monthly Activity Fee:
                   0 to  25,000 monthly transactions       $0.05 per transaction
              25,001 to  75,000 monthly transactions       $0.04 per transaction
              75,001 to 150,000 monthly transactions       $0.03 per transaction
                   over 150,000 monthly transactions       $0.02 per transaction
                (Minimum Monthly Activity Fee: $500)

         c) All Merchant Bank Fees                         Client responsible.

    5) Automated
         Clearing House (ACH)

         a) Application Fee (per Account)                  $100 one time

         b) Monthly Activity Fee:
                   0 to   25,000 monthly transactions      $0.05 per transaction
              25,001 to 75,000 monthly transactions $0.04 per transaction 75,001 to 150,000 monthly transactions $0.03 per transaction
                    over 150,000 monthly transactions      $0.02 per transaction
                 (Minimum Monthly Activity Fee: $500)

         c) Merchant Bank Fees                             $0.20 per transaction

         e) Real-time Validation:
                (i) Routing Number Check                   $0.03 per transaction
                (ii) STAR Network (per match)              $0.30 per transaction


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 3 of 17

         f) Initial Return Fee                             $0.85 per transaction

         g) Dishonored Return Service                      $1.50 per transaction
              (in lieu of initial Return Fee)




Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 4 of 17

              SCHEDULE III - Service Order for DirectBill SERVICES
                            (CLIENT-BRANDED BILLING)

         This Service Order for DirectBill Services ("Service Order") shall be effective as of the Amendment Date. This Service Order may be terminated by either party, as of the end of the then current Term of the Agreement, by providing written notice to the other party at least 30 days prior to the end of such current Term. Otherwise, this Service Order shall remain in full force and effect until termination of the Agreement.




         1. SERVICE ORDER SUMMARY. This Service Order shall generally include:
i) the editing and formatting of Billing Transactions, which have been submitted by Client in a reasonably acceptable to EBI, ii) generation and distribution of End-User invoices, iii) setup and maintenance of End-User account information within the billing system, iv) processing and remittance of End-User payments,
v) standard reporting for each Client Account, and vi) rating of Billing Transactions. In addition, Client may optionally include:, vii) adding informational inserts to invoices, and viii) sending of dunning notices for delinquent End-User accounts approximately 75 days after initial billing.

         2. EBI PROCESSING. All Billing Transactions accepted by EBI pursuant to the EBI Edit Process, shall be made available for invoicing to End-Users, subject to the availability of billing name and address information ("BNA"). Client shall supply BNA for each End-User account. Billing Transactions that have BNA information available shall be invoiced to End-Users, together with any applicable Taxes, in accordance with mutually agreeable billing cycles.


         3. INQUIRY SUPPORT. ADJUSTMENTS. EBI and Client have executed a separate service order to cover End-User Inquiry, which is attached to the Agreement as Schedule VI. As a result of End-User Inquiry services, or otherwise as initiated by Client, EBI shall process Adjustments and incorporate the amount of such Adjustments into the settlement of amounts due to Client. EBI shall provide Client with up to three (3) sign-on Ids with which Client can access End-User information within the DirectBill system.

         4. REMITTANCE OF END-USER PAYMENTS TO EBI. EBI shall direct End-Users to remit all payments to EBI (the "Proceeds"), which EBI shall then deposit into an account with a federally insured financial institution. Client hereby grants and conveys to EBI the right to endorse and deposit any check, draft or other negotiable instrument received by EBI from an End-User. Any payments deposited by EBI and remitted to Client by EBI on which a check is thereafter returned by the financial institution as unpaid, shall be reported on a subsequent remittance advice as a negative amount.

         5. REMITTAL OF CLIENT FUNDS. Client shall be entitled to those Proceeds that are remaining, if any, after deducting all Fees and other charges provided for hereunder (hereafter "Net Proceeds"). Net Proceeds will include any Taxes that were applied to, or included in, the amount of the Billing Transactions. EBI shall remit to Client each week the Net Proceeds collected the prior week. Subject to bank minimum wire size requirements, the transfer of any such funds shall be by wire transfer, based on the account information


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 5 of 17
provided by Client. Remittances requiring manual transmittal may be via check sent by forty-eight (48) hour delivery service, where available, to the address designated in writing by Client. Client shall be responsible to provide EBI written notice of any change of wire instructions or address.

         6. REPORTS. On a weekly basis, EBI shall provide Client, through EBI's web-based reporting system, a set of standard billing reports, which shall include i) a summary of each billing cycle including dollars, minutes, number of calls, and number of invoices sent during the prior week, ii) a summary of outstanding End-User account balances with past due aging, and iii) a summary of payments processed. Client may request in writing that EBI provide additional reports. To the extent that EBI can comply with such request in a reasonable manner, EBI shall supply such reports at an additional charge to the Client, which charge shall be determined solely by EBI based upon the time and expense EBI shall incur in generating such reports. Client agrees that it is solely responsible for inspecting and reviewing all reports provided by EBI within sixty (60) days of receipt by Client. Client's failure to report any errors or inconsistencies with respect to such reports shall constitute acceptance by Client.

    {- End of Schedule lll. Exhibits follow. Remainder of page intentionally left blank. -}


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 6 of 17

             SCHEDULE IV - Service Order for CREDIT CARD PROCESSING


         This Service Order for Credit Card Processing ("Service Order") shall be effective as of the Amendment Date. This Service Order may be terminated by either party by providing the other party with at least 30 days prior written notice. Otherwise, this Service Order shall remain in full force and effect until termination of the Agreement.

         1. SERVICE ORDER SUMMARY. This Service Order generally includes the provisioning of certain computerized capabilities to assist Client in the administration and processing of commercial credit card transactions for End-User's that select such method in payment for Client's Services, subject to Client maintaining a valid, ongoing merchant account with a participating financial institution.

         2. Interface and Validation.

         a) EBI shall utilize its real-time server platform designed to capture End-Users' credit card billing information (hereafter the "Payment API"). Client and EBI shall establish an effective link from Client's online order-entry screen to EBI's Payment API.

         b) For each unique End-User entry made into the Payment API, EBI shall initiate a validation event through its links to credit card industry databases, for the purpose of obtaining an authorization code, indicating acceptance (or rejection) of the transaction by the underlying financial institution. EBI shall promptly notify Client of the results of such authorization together with the information originally delivered to the Payment API by Client.

         c) All authorization and billing events shall be submitted by EBI using Client's established merchant account, which account shall be provided by Client to EBI in writing.

         d) EBI shall store all relevant End-User billing information including, without limitation, credit card numbers, charge amounts and authorization codes, for a period of not less than two (2) years.

         3. Inquiry & Adiustments. Client shall be responsible for all End-User inquiries that may arise regarding the billed transactions and shall communicate directly with its merchant bank regarding such matters. EBI shall provide reasonable support to Client including, without limitation, providing copies of information collected through the Payment Page, to assist Client in responding to End-User inquiries.


         4. Collection of Information. Client shall co-operate with EBI in the collection, maintenance and storage of any End-User data that may be required to satisfy any federal, state and local regulations applicable to the services contemplated herein.


      {- End of Schedule IV. Remainder of page intentionally left blank. -}


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 7 of 17

      SCHEDULE V - Service Order for AUTOMATED CLEARINGHOUSE (ACH) Services


         This Service Order for Automated Clearinghouse Services ("Service Order") shall be effective as of the Amendment Date. This Service Order may be terminated by either party by providing the other party with at least 30 days prior written notice. Otherwise, this Service Order shall remain in full force and effect until termination of the Agreement.


         1. Service Order Summary. EBI maintains a relationship with a third-party processor (the "Processor"), which is affiliated with an Originating Depository Financial Institution ("ODFI"). The Processor and ODFI are associated with the National Automated Clearing House Association ("NACHA"). Client has requested that EBI cause its Processor to permit Client to initiate electronic fund transfer entries (each an "Entry" or collectively "Entries") through the ODFI for the deposit ("Credit") and/or collection ("Debit") of money to and from the accounts of Client's customers maintained at participating depository financial institutions, by means of the Automated Clearing House ("ACH") network.

         2. Operating Rules.

         (a) Client shall comply with the operating rules of the NACHA, in existence as of the date of this Agreement and as amended from time to time (herein collectively referred to as the "ACH Rules"). The duties of the Client set forth herein in no way limit the requirements of complying with the ACH Rules.
         (b) Client is subject to applicable U.S. law when initiating ACH Entries. This includes, among other things, that Client is not violating the Office of Foreign Assets Control ("OFAC") enforced sanctions, and is not acting on behalf of, or transmitting funds to or from, any party subject to such sanctions. Client shall only originate lawful ACH Entries, and is strongly encouraged to obtain Specially Designated National ("SDN") and other compliance information directly from the OFAC at (800) 540-OFAC or at http://www.treas.gov/ofac/.

         3. Client Authorizations and Records Retention. Before the initiation by Client of any Credit or Debit Entry to a customer's account, Client shall obtain from such customer an authorization to make one or more Entries to the customer's account. Sample authorization forms are available in the ACH Rules or from EBI upon request. Such authorization shall comply with the ACH Rules. Each Entry thereafter will be made pursuant to such authorization. Client will initiate no Entry after such authorization has been revoked or the arrangement between Client and such customer has terminated. Client shall retain the original or copy of each authorization for a period of not less than two (2) years from the termination or revocation of the authorization, and will furnish such original or copy to EBI, or to any applicable ODFI, upon request. The Processor and the ODFI will retain records of all Entries for six (6) years from the date the Entry was transmitted, and will provide a related party requesting the information with a printout or reproduction of the information relating to the Entry.

         4. Customer Pre-Notification. Client shall send pre-notification that it intends to initiate an Entry or Entries to a customer's account within the time limits prescribed by the ACH Rules. Such pre-notification shall be provided to EBI in the format and on the medium prescribed by the ACH Rules or otherwise as mutually agreed to by the parties. If Client has received notice that such pre-notification has been rejected within the prescribed period by a receiving depository financial institution ("RDFI") as defined by the ACH Rules, Client


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 8 of 17
will not initiate any corresponding Entry to such customer's account until the cause for rejection has been corrected and another pre-notification has been submitted and accepted within the time limits prescribed by the ACH'Rules.


         5. Delivery of Entry Information. Client shall deliver each Entry or file of Entries to the location specified by EBI in accordance with the delivery method set forth in Exhibit V-A, attached hereto, and in accordance with the schedule set forth by the parties in the Time Specifications for File Delivery, attached hereto as Exhibit V-B. All Entry information so delivered shall be in the medium required by the Processor and the format required by the ACH Rules or otherwise acceptable to EBI. All Entries shall be received, processed and transmitted by EBI's Processor pursuant to the ACH Rules.


         6. Settlement by Client for Entries. Client shall maintain a checking account (the "Settlement Account" as further described in Exhibit V-D, attached hereto) with a balance sufficient to offset any Credit Entries submitted, any rejected Debit Entries and any other fees or charges to which EBI is entitled hereunder. EBI's Processor shall be authorized to immediately debit the Settlement Account as necessary to fund Entry deposits and any adjustments. If Client discovers that any Entry it has initiated was in error, it may notify EBI of such error and EBI will utilize all reasonable efforts on behalf of Client, consistent with the ACH Rules to correct the Entry. In all such cases, it shall be the responsibility of Client to notify its affected customers that an Entry has been made, which is at variance with the customer's authorization or is otherwise erroneous. NOTIFICATION OF ENTRIES, INCLUDING NOTIFICATION OF ENTRY ERRORS, MUST BE AUTHORIZED BY INDIVIDUALS NAMED IN EXHIBIT V-C. If at anytime Client's Settlement Account has an insufficient balance to cover transactions for which it is intended, EBI may, in addition to any other remedy, suspend all services under this Service Order until such time as the balance in the Settlement Account is properly funded. In the event that EBI's Processor requires the establishment of a reserve account with respect to Client's Entries, Client shall use reasonable efforts to fund such reserve requirement or otherwise modify its sales process to mitigate such requirement.

         7. Customer's Right to Refund for Debit Entries. Client acknowledges the right of a customer to obtain a refund of the funds debited from customer's account by such customer sending a notice to an RDFI or ODFI, as applicable, within sixty (60) days after any Debit Entry is made to customer's account or fifteen (15) days after customer's monthly statement is made available to customer, whichever occurs first, identifying the Entry, stating it was an error, and demanding that the amount of the Debit Entry be credited back to customer's account. Client agrees to promptly reimburse EBI for all funds due to customers that have followed the notification procedure described in this paragraph 7.

            {- End of Schedule V. Exhibits follow. Remainder of page
                          intentionally left blank. -}

Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -         Page 9 of 17

                       Exhibit V-A: ACH File Transmission


1. File Specifications. Client shall deliver an ACH file in the NACHA Standard format as specified in the NACHA manual ACH Rules or such other format as the parties may mutually agree to.

2. Delivery of File to Processor. Client must deliver the ACH file to EBI's Processor using either: a) a modem approved by EBI running at speeds not below 2400 baud and not to exceed 56K baud; or b) through an online link to EBI's file transfer protocol site specifically established for such purpose. Using the transmission program in the software provided by EBI or other suitable software approved by EBI, Client will be assigned, by EBI's Processor, a sign-on identification code and password to deliver files to EBI's Processor. Any attempt to deliver a file without the proper sign-on and password will result in an unsuccessful file transmission. A successful transmission of an ACH file in no way means a successful receipt of an ACH file for processing by EBI's Processor. Client assumes responsibility for the receipt of a positive acknowledgment of successful file transmission.

3. Verification, Authorization. Client shall provide, by fax or on-line mail to EBI's Processor authenticating data, including, without limitation, file name, total number of transactions, total Debit Entries, total Credit Entries, file modifier, and an authorizing signature by an official of Client as defined in Exhibit V-E. Client's authorizing official may be contacted by EBI's Processor to ascertain file validity before file is accepted for processing. Processor assumes no responsibility for file rejection due to its inability to confirm file validity.




Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 10 of 17

               Exhibit V-B: Time Specifications for File Delivery


Client shall deliver, to EBI's Processor, an ACH file in accordance with the time specifications set forth below:

         Credit Transactions shall be delivered on or before two business days prior to the Entry effective date of the transactions contained within the ACH file.

         Debit Transactions shall be delivered on or before two business days prior to the Entry effective entry date of the transactions contained within the ACH file.

All files must be delivered to EBI's Processor by 3:00 p.m. EST in order to be included in that day's submission.


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 11 of 17

                       Exhibit V-C: Authorized Signatures


         The following personnel are authorized to create and transmit ACH files for Client:


      Jessica Benshay               /s/ Jessica Benshay       305 503 8606
--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


--------------------------------    ----------------------    ------------------
Authorized Person (please print)    Signature                 Telephone #


Client is responsible for notifying EBI in writing of any changes to Client's authorized personnel. EBI accepts no responsibility for files created by terminated employees, or personnel whose authorization has been revoked by Client, unless Client has notified EBI in writing of such termination or revocation at least two (2) business days prior to submission of ACH files for processing.


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 12 of 17

                       Exhibit V-D: Settlement Information


All debit entries originated by Client will be settled via ACH credit by the Processor two (2) days following the Entry effective date or the settlement date assigned by the ACH operator whichever is later.

All returns received by Processor for Client shall be debited or credited to Company's settlement account immediately upon receipt of such return.

EBI and/or its Processor reserve the right to debit Client's Settlement Account for a period of ninety (90) business days after the termination of this contract. This debit is for the explicit purpose of reclaiming moneys owed EBI or its Processor for any fees or returns incurred during the term of the Agreement.

Settlement Account.

Bank Name
         -----------------------------------------------------------------------

Bank ABA Number
               -----------------------------------------------------------------

Bank Account Number
                   -----------------------------------------------------

Account Name
            ------------------------------------------------------------

EBI is authorized to debit the above-named account for any fees and charges that are not otherwise paid by Client as and when due.



--------------------------------------------------------------------------------
Company Signature                         Title                         Date


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 13 of 17

                     MASTER SERVICES AGREEMENT ("Agreement")
                                    Between
              PaymentOne Corporation (f.k.a. eBillit, Inc.) ("EBI")
                                      And
                    Liberty Online Services, Inc. ("Client")


The parties hereto agree, effective as of December 1, 2002 to hereby establish an agreement with identical terms and conditions as defined and agreed to between EBI and National Online Services, Inc. under that certain Master Services Agreement dated March 30, 2001, with subsequent amendments dated October 1, 2002 and December 1, 2002 (collectively the "Amended MSA").

This Agreement shall expire on March 30, 2005, in accordance with the terms of the Amended MSA.


IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first set forth above.


PaymentOne Corporation                        Liberty Online Services, Inc.


BY: /s/ Joe Lynn                              BY: /s/ William D. Rhodes, Jr.
    ----------------------------                  --------------------------

NAME:   Joe Lynn                              NAME:   William D. Rhodes, Jr.
      --------------------------                    ------------------------

TITLE:    CEO                                 TITLE:      President
       -------------------------                     -----------------------

DATE:     12/9/02                             DATE:       12/6/02
      --------------------------                    ------------------------




Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 14 of 17

                 MASTER SERVICES AGREEMENT ("Agreement")
                                    Between
              PaymentOne Corporation (f.k.a. eBillit, Inc.) ("EBI")
                                       And
                           AmeriLinc, Inc. ("Client")


The parties hereto agree, effective as of December 1, 2002 to hereby establish an agreement with identical terms and conditions as defined and agreed to between EBI and National Online Services, Inc. under that certain Master Services Agreement dated March 30, 2001, with subsequent amendments dated October 1, 2002 and December 1, 2002 (collectively the "Amended MSA").

This Agreement shall expire on March 30, 2005, in accordance with the terms of the Amended MSA.


IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first set forth above.


PaymentOne Corporation                        AmeriLinc, Inc.


BY: /s/ Joe Lynn                              BY: /s/ William D. Rhodes, Jr.
    ----------------------------                  --------------------------

NAME:   Joe Lynn                              NAME:   William D. Rhodes, Jr.
      --------------------------                    ------------------------

TITLE:    CEO                                 TITLE:      President
       -------------------------                     -----------------------

DATE:     12/9/02                             DATE:       12/6/02
      --------------------------                    ------------------------


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 15 of 17

                     MASTER SERVICES AGREEMENT ("Agreement")
                                     Between
              PaymentOne Corporation (f.k.a. eBillit, Inc.) ("EBI")
                                      And
                           SBA Online, Inc. ("Client")


The parties hereto agree, effective as of December 1, 2002 to hereby establish an agreement with identical terms and conditions as defined and agreed to between EBI and National Online Services, Inc. under that certain Master Services Agreement dated March 30, 2001, with subsequent amendments dated October 1, 2002 and December 1, 2002 (collectively the "Amended MSA").

This Agreement shall expire on March 30, 2005, in accordance with the terms of the Amended MSA.


IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first set forth above.


PaymentOne Corporation                        SBA Online, Inc.


BY: /s/ Joe Lynn                              BY: /s/ William D. Rhodes, Jr.
    ----------------------------                  --------------------------

NAME:   Joe Lynn                              NAME:   William D. Rhodes, Jr.
      --------------------------                    ------------------------

TITLE:    CEO                                 TITLE:      President
       -------------------------                     -----------------------

DATE:     12/9/02                             DATE:       12/6/02
      --------------------------                    ------------------------



Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 16 of 17

                     MASTER SERVICES AGREEMENT ("Agreement")
                                    Between
              PaymentOne Corporation (f.k.a. eBillit, Inc.) ("EBI")
                                      And
                     Epixtar Communications Corp. ("Client")


The parties hereto agree, effective as of December 1, 2002 to hereby establish an agreement with identical terms and conditions as defined and agreed to between EBI and National Online Services, Inc. under that certain Master Services Agreement dated March 30, 2001, with subsequent amendments dated October 1, 2002 and December 1, 2002 (collectively the "Amended MSA").

This Agreement shall expire on March 30, 2005, in accordance with the terms of the Amended MSA.


IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first set forth above.


PaymentOne Corporation                        Epixtar Communications Corp.



BY: /s/ Joe Lynn                              BY: /s/ William D. Rhodes, Jr.
    ----------------------------                  --------------------------

NAME:   Joe Lynn                              NAME:   William D. Rhodes, Jr.
      --------------------------                    ------------------------

TITLE:    CEO                                 TITLE:      President
       -------------------------                     -----------------------

DATE:     12/9/02                             DATE:       12/6/02
      --------------------------                    ------------------------


Payment One - NOL Amend MSA 2. - Final.doc - CONFIDENTIAL -        Page 17 of 17

                              AMENDMENT NUMBER ONE
                                     to the
                    MASTER SERVICES AGREEMENT ("Agreement")
                                     between
                                eBillit, Inc. ("EBI")
                                       and
                    National Online Services, Inc. ("Client")
                              dated March 31, 2001

        The parties hereto agree, effective as of October 1, 2002, as follows:

         1. All capitalized terms not defined herein shall have the meaning ascribed to them under the Agreement.

         2. The Initial Term to hereby amended to be four (4) years from the Effective Date.

         3. Section "1" of Exhibit "B" to the Agreement is hereby amended by replacing it entirely with the following:


             "1 PhoneBill Services (Telco Billing)

                a) Initial Account Setup Fee: (Paid in full)  $5,000.00 one time

                   Additional Accounts (Waived for up to
                   two Accounts)                              $1,500.00 each

                b) EBI Processing Fee for Monthly Recurring charges ("426001"
                   records):

                   Gross Dollars Deposited each Month times 3%

                c) EBI Processing Fee for 1+ toll charges ("01xx01" records);

                   Willing Transaction
                   Deposited Monthly        Fee; Greater of:
                   -------------------      ----------------

                   First  100,000           $0.0475 per Transaction or 1% of
                                            billed amount
                   Next 2000000             $0.0425 per Transaction or 1% of
                                            billed amount
                   Next 300,000             $0.0375 per Transaction or 1% of
                                            billed amount
                   Next 400,000             $0,0325 per Transaction or 1% of
                                            billed amount
                   All Remaining            $0,0275 per Transaction or 1% of
                                            billed amount


                Note: The total EBI Processing Fee for each Deposit
                      Month shall be the greater of: i) the fees calculated in parts b) and c), above; ii) $0.85 per unique monthly recurring charge; at iii) a minimum monthly fee based on the Deposit Months and amounts set forth in the following schedule:

                         October, 2002 thru December, 2002   -  $10.000.00.

                         January, 2003 and thereafter        -  $16,000.00."






NOS Amend MSA                        CONFIDENTIAL                    Page 1 of 2

         4. The first paragraph of Section 7 of Schedule II is hereby amended by replacing it in its entirety with the following:

                      "1. "SETTLEMENT OF AMOUNTS DUE. Client shall be entitled
            to the gross value of the Billing Transactions remitted to the Telcos less any applicable Unbillables, Adjustments, Telco Holdback, Excess Uncollectables (pursuant to any True-Ups), Fees, Telco Fees and EBI Reserves (such difference the "Net Proceeds"). EBI shal1 calculate a "Pre-Pay Rate" by dividing the actual Net proceeds for the three most recently settled Deposit Months by the face value of the Billing Transactions for such Deposit Months, and multiplying such quotient by 90%. On the first scheduled payment date (the "Pre-Pay Date") occurring 60 days following the end of a Deposit Month (the "Prey-paid Deposit Month"), EBI shall pay to Customer the Pre-Pay Rate for the Billing Transactions relating to the Pre-Paid Deposit Month (hereafter the "Pre-Paid Proceeds"). Within 30 days of each Pre-Pay Date, EBI shall determine the difference, if any, between actual Net Proceeds and Pre-Paid Proceeds for the subject Pre-Paid Deposit Month and EBI shall either (i) remit any excess Net Proceeds to Customer, (ii) apply any difference on the next scheduled Pre-Pay Date, or (iii) invoice Customer for any shortfall in Net Proceeds. In addition to the Net Proceeds, Client shall be entitled to any excess Telco Holdback (pursuant to any True-Ups) and any excess EBI Reserve as set forth below. All payments to Customer shall be by bank wire and Customer is responsible for providing complete and accurate wire instructions in writing to EBI."

         5. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this amendment to the Agreement to be effective as the date first set forth above.



eBillit, Inc.                                 National Online Services, Inc.


BY: /s/ Evan B. Meyer                         BY:
   ------------------------------                -------------------------------

NAME:  Evan B. Meyer                          NAME:
     ----------------------------                  -----------------------------


TITLE:       CFO                              TITLE:      President
     ----------------------------                   ----------------------------


DATE:       10/3/02                           DATE:          10/3/02
     ----------------------------                   ----------------------------




NOS Amend MSA                        CONFIDENTIAL                    Page 2 of 2